NuScale Power Reports Second Quarter 2025 Results • Received ahead of schedule U.S. Nuclear Regulatory Commission (“NRC”) Standard Design Approval for uprated 77 MWe design • Continued to progress Fluor’s Phase 2 Front-End Engineering and Design (“FEED”) study for the RoPower Doicești power plant • Maintained strong liquidity and financial position CORVALLIS, Ore. – NuScale Power Corporation (NYSE: SMR) (“NuScale”, “NuScale Power” or the “Company”), the industry-leading provider of proprietary and innovative advanced small modular reactor (“SMR”) nuclear technology, today announced results for the second quarter ended June 30, 2025. “In May, NuScale was thrilled to receive Standard Design Approval from the NRC for our 77 MWe SMR design ahead of schedule, marking our second NRC design approval and enabling us to support a wider range of users,” said John Hopkins, President and Chief Executive Officer of NuScale Power. “NuScale remains the only technology provider to obtain NRC design approval, positioning us well ahead of others in the market. With that distinction, as well as our partnership with ENTRA1 to commercialize our SMR technology inside ENTRA1 Energy Plants™, we are making strides toward deploying our technology. We look forward to providing safe, reliable, and sustainable energy technology for communities around the world.” Liquidity & Capital Resources NuScale ended the second quarter with cash, cash equivalents, and short- and long- term investments of $489.9 million. Comparison of the Three Months Ended June 30, 2025 and 2024 • Revenue increased by $7.1 million to $8.1 million for the three months ended June 30, 2025, compared to $1.0 million for the three months ended June 30, 2024. Cost of sales increased by $5.4 million to $6.3 million for the three months ended June 30, 2025, compared to $0.9 million for the three months ended June 30, 2024. These increases were attributable to engineering and licensing fees, as well as services in support of RoPower’s goal of deploying a power plant in Romania powered by six NuScale Power Modules™. • General and administrative expenses increased by $5.7 million to $22.5 million for the three months ended June 30, 2025, compared to $16.8 million for the three months ended June 30, 2024. This increase was primarily driven by higher business development costs associated with NuScale’s transition from a research and development-based company to a commercial company, partially offset by cost optimization measures. • Other expenses decreased by $2.5 million to $10.5 million for the three months ended June 30, 2025, compared to $13.0 million for the three months ended June 30, 2024. This decrease was driven by cost optimization measures, partially offset by higher equity-based compensation costs. • Interest income increased by $3.8 million to $5.5 million for the three months ended June 30, 2025, compared to $1.7 million for the three months ended June 30, 2024. This was driven by an increase in NuScale’s cash position which allowed management to invest more heavily in higher-yielding cash equivalents and investments. Conference Call: NuScale will host a conference call today at 5:00 p.m. ET. A live webcast of the presentation will be available by dialing (888) 550-5460 with conference ID 4347254 or by visiting the Quarterly Results page of the Company’s website. A replay of the webcast will be available for 30 days. About NuScale Power Founded in 2007, NuScale Power Corporation (NYSE: SMR) is the industry-leading provider of proprietary and innovative advanced small modular reactor (SMR) nuclear technology, with a mission to help power the global energy transition by delivering safe, scalable, and reliable carbon-free energy. The NuScale Power Module™, the company’s groundbreaking SMR technology, is a small, safe, pressurized water reactor that can each generate 77 megawatts of electricity (MWe) or 250 megawatts thermal (gross), and can be scaled to meet customer needs through an array of flexible configurations up to 924 MWe (12 modules) of output. As the first and only SMR to have its designs certified by the U.S. Nuclear Regulatory Commission, NuScale is well-positioned to serve diverse customers across the world by supplying nuclear energy for electrical generation, data centers, district heating, desalination, commercial-scale hydrogen production, and other process heat applications. To learn more, visit NuScale Power’s website or follow us on LinkedIn, Facebook, Instagram, X, and YouTube.

Forward Looking Statements This release contains forward-looking statements (including without limitation statements containing words such as "will," "believes," "expects," “anticipates,” "plans" or other similar expressions). These forward-looking statements include statements relating to strategic and operational plans and expectations (including our preparation for commercialization; our positioning well ahead of others in the market; and progress toward deploying our technology and providing energy technology for communities around the world), capital deployment, future growth, new awards, backlog, earnings, and the outlook for the Company’s business. Actual results may differ materially as a result of a number of factors, including, among other things, the Company’s liquidity and ability to raise capital; the Company's failure to receive new contract awards; cost overruns, project delays or other problems arising from project execution activities, including the failure to meet cost and schedule estimates; our expectations regarding regulatory approvals, and the timing thereof, to deploy our SMRs in the United States and abroad; changes in trade policy, including the imposition and effect of tariffs; forecasts regarding end-user adoption rates and demand for our products in the markets that are new and rapidly evolving; limitations on the effectiveness of controls and procedures and our remediation plans related thereto; intense competition in the industries in which we operate; failure of our partners to perform their obligations; cyber-security breaches; foreign economic and political uncertainties; client cancellations of, or scope adjustments to, existing contracts; failure to maintain safe worksites and international security risks; risks or uncertainties associated with events outside of our control, including weather conditions, pandemics (including COVID-19), public health crises, political crises or other catastrophic events; macroeconomic conditions; the use of estimates and assumptions in preparing our financial statements; client delays or defaults in making payments; the failure of our suppliers, subcontractors and other third parties to adequately perform services under our contracts; uncertainties, restrictions and regulations impacting our government contracts; the inability to hire and retain qualified personnel; the potential impact of certain tax matters; possible information technology interruptions; the Company's ability to secure appropriate insurance; liabilities associated with the performance of nuclear services; foreign currency risks; the loss of one or a few clients that account for a significant portion of the Company's revenues; damage to our reputation; failure to adequately protect intellectual property rights; asset impairments; climate change and related environmental issues; increasing scrutiny with respect to sustainability practices; the availability of credit and restrictions imposed by credit facilities for our clients, suppliers, subcontractors or other partners; failure to obtain favorable results in existing or future litigation and regulatory proceedings, dispute resolution proceedings or claims, including claims for additional costs; failure by us or our employees, agents or partners to comply with laws; new or changing legal requirements, including those relating to environmental, health and safety matters; failure to successfully implement our strategic and operational initiatives and restrictions on possible transactions imposed by our charter documents and Delaware law. Caution must be exercised in relying on these and other forward-looking statements. Due to known and unknown risks, the Company’s results may differ materially from its expectations and projections. Additional information concerning these and other factors can be found in the Company's public periodic filings with the Securities and Exchange Commission (the “SEC”), including the general economic conditions and other risks, uncertainties and factors set forth in the section entitled “Cautionary Note Regarding Forward-Looking Statements” and “Summary of Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and in subsequent filings with the SEC. The referenced SEC filings are available either publicly or upon request from NuScale's Investor Relations Department at ir@nuscalepower.com. The Company disclaims any intent or obligation other than as required by law to update the forward-looking statements. Investor Contact Rodney McMahan, Senior Director, Investor Relations, NuScale Power rmcmahan@nuscalepower.com Media Contact Chuck Goodnight, Vice President, Business Development, NuScale Power media@nuscalepower.com